UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: January 21, 2009

Hendrx Corp.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

000-50546 (Commission File Number)	86-0914052 (IRS Employer Identification Number)

George Solymar, Chief Executive Officer

Suite # 409 – 748 North Vine Street, Los Angeles, California 90038

     (Address of principal executive offices)

     (818) 279-1394

     (Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01      REGULATION FD DISCLOSURE.

The information contained herein includes a press release dated January 26, 2009, announcing legal developments in proceedings brought by Worldwide Water, LLC (“Worldwide”) against Hendrx Corp. (“Company”). The press release is attached as Exhibit 99 and is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 8.01     OTHER INFORMATION

Legal proceedings were initiated on January 18, 2006 by Worldwide against a number of defendants, including the Company, in the Superior Court for the County of Los Angeles, State of California, for contractual fraud and patent infringement. The complaint alleged that an agreement between Worldwide and AirWater Corporation was contravened when it contracted with the Company’s subsidiary to manufacture atmospheric water generators that allegedly infringed Worldwide’s patents. The Company did not enter an appearance in this action. On March 17, 2006 a default judgment was entered against the Company which it sought unsuccessfully to have vacated. The Company received a finalized judgment on April 11, 2008 and recorded a $1,225,320 contingent liability as of September 30, 2008 to account for the $1,000,000 judgment plus prejudgment interest and other costs. On July 7, 2008 the Company filed an appeal that the court set aside the default judgment and move to trial in order to determine the merits of Worldwide’s claims. However, on January 16, 2009 the court denied the Company’s appeal leaving it with limited time to appeal the decision. On January 21, 2009 the court ordered that the Company deliver share certificates of its wholly owned subsidiary Eastway Global Investment Limited and its operating subsidiary, Fujian Yuxin Electronic Equipment Co. Ltd., to Worldwide within two days of the order to be applied against satisfaction of the judgment.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)     The following exhibits are filed herewith:

Exhibit No.          Page No.     Description

99                         3                Press release dated January 26, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant                                   Date

Hendrx Corp.                                   January 26, 2009

By: /s/ George Solymar

Name: George Solymar

Title: Chief Executive Officer